=============================================================================
STATEMENT OF ADDITIONAL INFORMATION

                      THE 59 WALL STREET MONEY MARKET FUND

                6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116

=============================================================================

         The 59 Wall Street Money Market Fund (the "Fund") is a separate portfolio of The 59 Wall Street Trust (the "Trust"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Money Market Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments. There can be no assurance that the Fund's investment objective will be achieved.

         Brown Brothers Harriman & Co. is the Portfolio's investment adviser (the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 1, 1995, a copy of which may be obtained from the Trust at the address noted above.

                               TABLE OF CONTENTS

                                                              CROSS-REFERENCE TO
                                               PAGE           PAGE IN PROSPECTUS
Investment Objective and Policies                2                  5, 6-7
Investment Restrictions                          2                     7-8
Trustees and Officers                            5                      10
Investment Adviser                               8                   10-11
Administrators                                   9                   11-13
Distributor                                     10                      14
Net Asset Value                                 11                      15
Computation of Performance                      12                      19
Federal Taxes                                   13                   16-17
Massachusetts Trust                             13                   17-18
Portfolio Transactions                          15                       6
Bond, Note and Commercial Paper Ratings         16                     --
Additional Information                          17                      19
Financial Statements                            18                       4


   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 1, 1995.

INVESTMENT OBJECTIVE AND POLICIES
=============================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund and the Portfolio. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

         LOANS OF PORTFOLIO SECURITIES. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities of the Portfolio are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Trust, the Portfolio or Brown Brothers Harriman & Co.

INVESTMENT RESTRICTIONS
=============================================================================

         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund or the Portfolio, as the case may be (see "Additional Information").

         Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Trust, with respect to the Fund, may:

         (1) purchase securities which may not be resold to the public without registration under the Securities Act of 1933;

         (2) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

         (3) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 4, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (4) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Trust on behalf of the Fund, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements (see "Other Investments - Reverse Repurchase Agreements");

         (5) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

         (6) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

         (7) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

         (8) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

         (9) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

         (10) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

         (11) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

         (12) acquire securities of other investment companies;

         (13) act as an underwriter of securities; or

         (14)  issue any  senior  security  (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

         Except with respect to Investment Restriction No. 3, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Trust, on behalf of the Fund, may as a matter of operating policy (except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, securities are not purchased at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value)),
(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale would be made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company are not purchased if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, (vi) invest more than 10% of its net assets (taken at the greater of cost or market value) in securities that are not readily marketable, (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer is deemed a single class,
(viii) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years of continuous operation, or
(ix) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or the Portfolio, or is an officer or partner of the Investment Adviser, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Trust, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

TRUSTEES AND OFFICERS
=============================================================================

         The Trustees and executive officers of the Trust and the Portfolio, their principal occupation during the past five years (although their titles may have varied during the period) and business addresses are:

                             TRUSTEES OF THE TRUST

         J.V. SHIELDS, JR.* -- Chairman of the Board and Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; and Director of
Flowers Industries, Inc.(1) His business address is Shields & Company, 71 Broadway, New York, NY 10006.

         EUGENE P. BEARD** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Executive Vice President -- Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since September 1990); Corporate Vice President--Investment Management of American Telephone and Telegraph Co., Inc.; Director of Dreyfus Mutual Funds, Equity Fund of Latin America (since prior to April 1990), New World Balanced Fund (since prior to May 1990), India Magnum Fund (since prior to September
1990), and U.S. Prime Properties Inc. (since February 1990); and Trustee of Corporate Property Investors. His business address is American Telephone and Telegraph Co., Inc., One Oak Way, Room 2EA 176, Berkeley Heights, NJ 07922.

         ALAN G. LOWY** -- Trustee; Private investor; Director of The 59 Wall Street Fund, Inc. (since April 1993); and Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Trustee; Director of The 59 Wall Street Fund, Inc. (since February 1992); Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of the Richard King Mellon Foundation; Director of Enterprise Corporation (prior to 1992), Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April 1994), Computer Renaissance, Inc. (prior to March 1990), and I&M Orchards, Inc. (prior to 1991); and Member of the Valuation Committee of T. Rowe Price Threshold Fund, L.P. (prior to 1992), Advisory Committee of the Carlyle Group and the Pittsburgh Seed Fund and the Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                           TRUSTEES OF THE PORTFOLIO

         H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); and Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund (since August 1990). His business address is P.O. Box 1812, Pebble Beach, CA 93953.

         RICHARD L. CARPENTER** -- Trustee; Director of Internal Investments, Public School Employees' Retirement System (since June 1991); and Managing Director of Chase Investors Management Corp. (prior to March 1990). His business address is 208 N. President Avenue, Lancaster, PA 17603.

         CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); and Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

         EDWARD H. NORTHROP** -- Trustee; Chairman of Xicom, Inc.. His business address is P.O. Box 7, Innistree, Arden, NY 10910.

         DAVID M. SEITZMAN** -- Trustee; Practicing Physician with Seitzman, Shuman, Kwart and Phillips; and Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited (since 1991). His business address is 2021 K. Street, N.W., Suite 408, Washington, DC 20006.

                    OFFICERS OF THE TRUST AND THE PORTFOLIO

         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") (since June 1990) and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG (since prior to December 1990).

         THOMAS M. LENZ -- Secretary; Vice President and Associate General Counsel of SFG (since prior to November 1990); and Assistant Secretary of 59 Wall Street Distributors (since May 1991) and 59 Wall Street Administrators (since June 1993).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994); and Senior Fund Accountant of Neuberger & Berman Management Incorporated (prior to November 1990). Her business address is Elizabethan Square, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI.

         MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; and Assistant Secretary of 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         BARBARA M. O'DETTE -- Assistant Treasurer; Assistant Treasurer of SFG, 59 Wall Street Distributors (since June 1990) and 59 Wall Street Administrators (since June 1993).

         DAVID G. DANIELSON -- Assistant Treasurer; Assistant Manager of SFG (since May 1991); and Graduate Student, Northeastern University (prior to March
1991).

         BRIAN J. HALL -- Assistant Treasurer; Fund Administrator of SFG (since November 1991); and Senior State Regulation Administrator of The Boston Company (prior to November 1991).
-------------------------

* Mr. Shields is an "interested person" of the Trust and the Portfolio because of his affiliation with a registered broker-dealer.

** These Trustees are members of the Audit Committee of the Trust or the Portfolio, as the case may be.

*** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Trust.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Enterprise Corporation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Trustee and officer of the Trust listed above holds the equivalent position with The 59 Wall Street Fund, Inc. The address of each officer of the

         Trust is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, Lenz, Danielson and Hall and Mss. Jakuboski, Mugler and O'Dette also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

         Except for Mr. Shields, no Trustee is an "interested person" of the Trust or the Portfolio as that term is defined in the 1940 Act.

         The Trustees receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Trust and The 59 Wall Street Fund, Inc. and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Trust and the Fund Complex (the Fund Complex consists of the Trust and The 59 Wall Street Fund, Inc. which currently consists of six series) was less than $60,000.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Fund, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the Trust nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Trust or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         As of September 30, 1995, the Trustees and officers of the Trust and the Portfolio as a group owned less than 1% of the outstanding shares of the Trust and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio. Partners of Brown Brothers Harriman & Co. and their immediate families owned 23,615,657 (3.79%) shares of the Fund. Brown Brothers Harriman & Co. and its affiliates separately were able to direct the disposition of an additional 121,608,449 (19.50%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.

INVESTMENT ADVISER
=============================================================================

         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was approved by the Independent Trustees on December 15, 1993. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Portfolio's average daily net assets. Prior to November 1, 1994, Brown Brothers Harriman & Co. managed the assets of the Fund pursuant to an Investment Advisory Agreement which was terminated by the Trust, on behalf of the Fund, upon the Fund's investment of all of its assets in the Portfolio. For the period October 31, 1994 through June 30, 1995, the Portfolio incurred $614,606 for advisory services. For the period July 1, 1994 to October 31, 1994, the Fund incurred $281,568 for advisory services. For the fiscal years ended June 30, 1994 and 1993, the Fund paid $1,471,193 and $2,798,423, respectively, for advisory services.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its
Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Trust or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Trust might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS
=============================================================================

         The Administration Agreements between the Trust and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown

Brothers Harriman Trust Company (Cayman) Limited (dated December 15, 1993) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Trustees last approved the Trust's Administration Agreement and the Portfolio's Administration Agreement on August 22, 1995 and December 15, 1993, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable with respect to the Trust or the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Trust or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Trust or the Portfolio, as the case may be (see "Additional Information"). The Trust's Administration Agreement is terminable by the Trustees of the Trust or shareholders of the Trust on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Trust or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.075% of the Fund's average daily net assets. From November 1, 1993 to October 31, 1994, Brown Brothers Harriman & Co. was paid at an annual rate equal to 0.10% of the Fund's average daily net assets. Prior to November 1, 1993, 59 Wall Street Distributors served as administrator of the Trust and was paid at an annual rate equal to 0.05% of the Fund's average daily net assets. During the fiscal years ended June 30, 1995, 1994 and 1993, the Fund paid $494,282, $515,818 and $349,803, respectively, for administrative services.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co. For the period October 31, 1994 through June 30, 1995, the Portfolio incurred $143,408 for administrative services.

DISTRIBUTOR
=============================================================================

         The Distribution Agreement (dated August 31, 1990) between the Trust and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Distribution Agreement was most recently approved by the Independent Trustees of the Trust on February 22, 1995. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Trust's Trustees or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Trust.

NET ASSET VALUE
=============================================================================

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading and New York banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the Securities and Exchange Commission, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Fund's shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses as a result of the Fund's investment in the Portfolio, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the number of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

         Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

COMPUTATION OF PERFORMANCE
=============================================================================

         The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 1995 was 5.52%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized yield for the seven-day calendar period ended June 30, 1995 was 5.68%.

         The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield  information  may be useful for reviewing the  performance of the
Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES
=============================================================================

         Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         To maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

MASSACHUSETTS TRUST
=============================================================================

         The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of three series.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

         Stock certificates are not issued by the Trust.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO TRANSACTIONS
=============================================================================

         Brown Brothers Harriman & Co., as Investment Adviser for the Portfolio, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

         Brown Brothers Harriman & Co. does not seek profits through short-term trading. However, Brown Brothers Harriman & Co. may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

         Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, Brown Brothers Harriman & Co. intends to seek best price and execution on a competitive basis for both purchases and sales of securities. Prior to the Fund's termination of its Investment Advisory Agreement with Brown Brothers Harriman & Co. no brokerage commissions were paid from the Fund during the fiscal years ended June 30, 1995, 1994 and 1993.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

BOND, NOTE AND COMMERCIAL PAPER RATINGS
===============================================================================

                                  Bond Ratings

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds rated Aaa are judged to be of the "best quality". Issues rated Aaa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category.

STANDARD & POOR'S CORPORATION ("S&P")

         AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

                   Note and Variable Rate Investment Ratings

         Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

         S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

                       Corporate Commercial Paper Ratings

         Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

         S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

                              Other Considerations

         Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION
=============================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

         A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS
=============================================================================

         The Fund's current annual report to shareholders as filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder is hereby incorporated herein by reference. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


59WS018J